EXHIBIT 10.18

Dated 21 July 2015

IKAROS MARINE LLC

as Borrower

and

THE BANKS AND FINANCIAL INSTITUTIONS

Listed in Schedule 1

as Lenders

and

ABN AMRO BANK N.V.

as Agent, Mandated Lead Arranger, Swap Provider,

Security Agent and as K-Sure Agent

SECOND SUPPLEMENTAL AGREEMENT

relating to a loan facility of

(originally) up to US$52,703,000

Index

Clause		Page
1	Interpretation	2
2	Agreement of the Finance Parties	2
3	Conditions Precedent/Subsequent	3
4	Representations and Warranties	3
5	Amendment of Loan Agreement and Other Finance Documents	3
6	Further Assurances	7
7	Expenses	7
8	Notices	8
9	Supplemental	8
10	Law and Jurisdiction	8
Schedule 1 Lenders		9
Schedule 2 Conditions Precedent Documents		10
Schedule 3 Form of Effective Date notice		11
Schedule 4 Part A List of Directly Owned IPO Entities		12
Part B List of Indirectly Owned IPO Entities		14
Schedule 5 Deed of Release		15
Execution Page		23

THIS SECOND SUPPLEMENTAL AGREEMENT is made on 21 July 2015

BETWEEN

(1)	IKAROS MARINE LLC a limited liability company formed in the Marshall Islands whose registered office is at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands MH96960 (the “Borrower”);

(2)	THE BANKS AND FINANCIAL INSTITUTIONS listed in Schedule 1, as Lenders; and

(3)	ABN AMRO BANK N.V. acting through its office at 93 Coolsingel, 3012 AE, Rotterdam, The Netherlands, as Agent, Mandated Lead Arranger, Swap Provider, Security Agent and as K-Sure Agent.

BACKGROUND

(A)	By a loan agreement dated 25 April 2013 (as amended and supplemented by a supplemental agreement dated 24 April 2015, the “Loan Agreement”) and made between (i) the Borrower as borrower, (ii) the Lenders and (iv) ABN AMRO Bank N.V. as Agent, Swap Provider, Security Agent and K-Sure Agent, the Lenders have made available to the Borrower a loan facility in an amount of (originally) up to US$52,703,000, of which an amount of US$43,750,000 is outstanding by way of principal on the date hereof.

(B)	By a master agreement (the “Master Agreement”) (on the 2002 ISDA Master Agreement) form together with the schedule attached thereto (as amended)) dated 25 April 2013 and made between (i) the Borrower and (ii) the Swap Provider, it was agreed that the Swap Provider would enter into Designated Transactions with the Borrower from time to time.

(C)	By a guarantee dated 25 April 2013 (the “Existing Guarantee”) and made between (i) Poseidon Containers Holdings LLC (the “Existing Guarantor”) and (ii) the Security Trustee, the Existing Guarantor has guaranteed the obligations of the Borrower under the Loan Agreement and the Master Agreement.

(D)	The Borrower and the Existing Guarantor have requested that the Finance Parties agree to:

(i)	the substitution of the Existing Guarantor with Poseidon Containers Holdings Corp. of the Marshall Islands (“New Guarantor”);

(ii)	the release of the Existing Guarantor from its obligations under the Finance Documents to which it is a party;

(iii)	the conclusion of an initial public offering of the share capital of the New Guarantor and subsequent listing of such share capital on the New York Stock Exchange;

(iv)	the change in the ultimate beneficial ownership of the shares of the Borrower; and

(v)	the consequential amendments to the Loan Agreement and the other Finance Documents in connection with those others together, the “Request”.

(E)	This Second Supplemental Agreement sets out the terms and conditions on which the Finance Parties agree to the requests of the Borrower set out in paragraphs (i)-(iv) of Recital (D) and, with effect on and from the Effective Date, to the required and consequential amendments to the Loan Agreement and the other Finance Documents in connection with those matters as set out in Clause 5 of this Second Supplemental Agreement.

IT IS AGREED as follows:

1	INTERPRETATION

1.1	Defined expressions

Words and expressions defined in the Loan Agreement shall have the same meanings when used in this Second Supplemental Agreement unless the context otherwise requires.

1.2	Definitions

In this Second Supplemental Agreement, unless the contrary intention appears:

“Agreed Form” means in relation to any document, that document in the form approved in writing by the Agent or as otherwise approved in accordance with any other approval procedure specified in any relevant provision of any Finance Document;

“Directly Owned IPO Entities” means the limited liability companies directly owned as at the date hereof by the Existing Guarantor specified in Part A of Schedule 4 and, in the singular, means any of them;

“Effective Date” means the date on which the Agent notifies the Borrower in writing in the form set out in Schedule 3 that all the conditions precedent in Schedule 2 have been satisfied;

“Indirectly Owned IPO Entities” means the limited liability companies indirectly owned as at the date hereof by the Existing Guarantor specified in Part B of Schedule 4 and, in the singular, means any of them;

“IPO Entities” means, together, the Directly Owned IPO Entities and the Indirectly Owned IPO Entities and, in the singular, means any of them; and

“New Guarantee” means the guarantee and indemnity executed or, as the case may be, to be executed by the New Guarantor in favour of the Security Agent guaranteeing the obligations of the Borrower under the Loan Agreement and the Master Agreement in the Agreed Form.

1.3	Application of construction and interpretation provisions of Loan Agreement

Clauses 1.2 and 1.5 of the Loan Agreement apply, with any necessary modifications, to this Second Supplemental Agreement.

2	AGREEMENT OF THE FINANCE PARTIES

2.1	Agreement of the Lenders

The Lenders agree, subject to and upon the terms and conditions of this Second Supplemental Agreement, to the Request.

2.2	Agreement of the Finance Parties

The Finance Parties agree, subject to and upon the terms and conditions of this Agreement, to the consequential amendment of the Loan Agreement and the other Finance Documents in connection with the matters referred to in Clause 2.1.

2.3	Release

With effect on and from (and subject to the occurrence of) the Effective Date, the Finance Parties hereby irrevocably release the Existing Guarantor from its obligations under the Existing Guarantee.

The Agent shall deliver to the Existing Guarantor within 1 Business Day of the Effective Date a deed of release in the form set out in Schedule 5, duly executed by the Finance Parties.

3	CONDITIONS PRECEDENT/SUBSEQUENT

3.1	General

The agreement of the Finance Parties contained in Clause 2.1, 2.2. and 2.3 is subject to the fulfilment of the conditions precedent in Clause 3.2.

3.2	Conditions precedent

The conditions referred to in Clause 2.1 are that the Agent shall have received the documents and evidence referred to in Schedule 2 in all respects in form and substance satisfactory to the Agent and its lawyers on the date of this Second Supplemental Agreement or such later date as may be applicable. Upon receipt of the documents and evidence referred to above, the Agent shall promptly deliver to the Borrower a written confirmation in the form set out in Schedule 3.

4	REPRESENTATIONS AND WARRANTIES

4.1	Repetition of Loan Agreement representations and warranties

The Borrower represents and warrants to the Agent that the representations and warranties in clause 11 of the Loan Agreement, as amended by this Second Supplemental Agreement and updated with appropriate modifications to refer to this Second Supplemental Agreement and, where appropriate, each other Finance Document which is being amended by this Second Supplemental Agreement, remain true and not misleading if repeated on the date of this Second Supplemental Agreement with reference to the circumstances now existing.

Repetition of Finance Document representations and warranties

The Borrower and each of the other Security Parties represent and warrant to the Agent that the representations and warranties in the Finance Documents (other than the Loan Agreement) to which each is a party, as amended and supplemented by this Agreement and updated with appropriate modifications to refer to this Agreement, remain true and not misleading if repeated on the date of this Agreement with reference to the circumstances now existing.

5	AMENDMENT OF LOAN AGREEMENT AND OTHER FINANCE DOCUMENTS

5.1	Amendments to Loan Agreement

With effect on and from (and subject to the occurrence of) the Effective Date the Loan Agreement shall be, and shall be deemed by this Second Supplemental Agreement to be, amended as follows:

(a)	by adding the definitions of “Applicable Accounting Principles”, “GAAP”, “NYSE” and “Second Supplemental Agreement” in clause 1.1 thereof as follows:

“Applicable Accounting Principles” means:

(a)	prior to the completion of a successful IPO, IFRS; and

(b)	at all times thereafter, GAAP;

“GAAP” means generally accepted accounting principles as from time to time in effect in the United States of America;

“NYSE” means the New York Stock Exchange; and

“Second Supplemental Agreement” means the supplemental agreement dated 21 July 2015 entered into between (i) the Borrower, (ii) the Lenders, (iii) the Mandated Lead Arranger, (iv) the Agent, (v) the Security Agent, (vi) the Swap Provider and the (vii) K-Sure Agent amending and supplementing subject to the terms and conditions contained therein, this Agreement and certain other Finance Documents;”;

(b)	by deleting each of the definitions of “Guarantor” and “IPO” in clause 1.1 thereof in its entirety and replacing them with the following new definitions:

““IPO” means the initial public offering of part of the share capital of the Guarantor and the subsequent listing of such share capital on the NYSE; and

“Guarantor” means Poseidon Containers Holdings Corp., a corporation incorporated in the Marshall Islands whose registered office is at Trust Company Complex, Ajeltake Road, Ajeltake Islands, Majuro, Marshall Islands, MH96960 and/or where the context permits, any other person who shall at any time during the Facility Period give to the Lenders or to the Security Agent on their behalf a guarantee and/or indemnity for the repayment of all or part of the Indebtedness;”;

(c)	by replacing all references to IFRS throughout the Loan Agreement with references to Applicable Accounting Principles;

(d)	by adding a new clause 6.10 hereof as follows:

“6.10	Mandatory prepayment in case of Change of Control

If a Change of Control occurs, the Agent may, and on the instructions of the Lenders, serve on the Borrower a notice demanding the Borrower to prepay the Loan and all other amounts then outstanding under the Finance Documents and upon receipt of which:

(a)	the Borrower shall be obliged to prepay the Loan and pay all other amounts then outstanding under the Finance Documents in full within 15 days from the Lender’s notice; and

(b)	any obligations of the Lenders to the Borrower under this Agreement (including without the limitation the obligation to make available the Loan) shall terminate.

In this Clause 6.10, “Change of Control” means if any of the following occurs in relation to the Borrower and/or the Guarantor:

(i)	prior to the completion of a successful IPO, without the prior consent of the Lenders, a change has occurred after the date of this Agreement in the direct or indirect, ultimate, legal or beneficial ownership of any of the limited liability company interests in the Borrower or in the direct or indirect ultimate control of the voting rights attaching to any of those interests; or

(ii)	during the period commencing on the date of the Second Supplemental Agreement and ending on (aa) in the case of the successful completion of an

IPO, 31 December 2015 (inclusive) and (bb) in any other case, at all times thereafter, the members of the Guarantor disclosed to the Lender on the date of this Agreement (the “Members”) cease to own at least 50 per cent. of the issued share capital (with a right to vote) of the Guarantor; or

(iii)	upon completion of the successful IPO, during the period commencing on 1 January 2016 (inclusive) and at all times thereafter, the Members cease to own at least 20 per cent. of the issued share capital (with a right to vote) of the Guarantor Provided that this paragraph (iii) will cease to apply if the Vessel becomes subject to a time charter for a duration of at least 3 years (excluding any optional extensions and renewal options) in form and substance and with a charterer acceptable and approved by the Facility Agent following the expiration of the Initial Charter; or

(iv)	upon completion of the successful IPO, Mr George Giouroukos ceases to (either directly and/or indirectly) beneficially own in aggregate at least 3 per cent. of the issued share capital (with the right to vote) of the Guarantor; or

(v)	Mr George Giouroukos ceases to be the Chief Executive Officer of the Guarantor; or

(vi)	the Borrower ceases to be a wholly-owned subsidiary of the Guarantor.”;

(e)	by deleting clause 11.1.18 thereof in its entirety and replacing it with the following new clause:

(f)	“11.1.18 Taxation No Security Party is materially overdue in the filing of any tax returns, no claims or investigations are being, or are reasonably likely to be, made or conducted against any Security Party with respect to taxes unless in the case of the Guarantor:

(a)	such taxes are being contested in good faith by the Guarantor;

(b)	such payment of tax can be lawfully withheld; and

(c)	the Guarantor provides evidence to the Agent following the Agent’s request showing that adequate reserves have been maintained by the Guarantor for such taxes.”;

(g)	by adding the words in clause 12.3.6 thereof “(other than as a result of the completion of a successful IPO)” after the words “or corporate reconstruction.”;

(h)	by deleting paragraph (iii) of clause 12.2.2 in its entirety and replacing it with the following new paragraph:

“(iii) minimum cash of 4.50 per cent. Of Total Interest Bearing Debt at all times if the Vessel is employed under a time charter with a total initial period of duration of less than a year.”

(i)	by deleting clause 12.3.13 thereof in its entirety and replacing it with the following new clause:

“12.3.13	No Dividends The Borrower and the Guarantor may in each calendar year pay dividends, provided that no Event of Default has occurred and in continuing or would result upon giving effect to such dividend payment; and the Borrower shall not issue, allot or grant any person any limited liability company interests other than the Pledgor.”;

(j)	by deleting clause 12.3.17 thereof in its entirety and replacing it with the following new clause:

“12.3.17	No Change in Ownership or Control The Borrower shall procure throughout the Facility Period that until the successful completion of the IPO, neither the Borrower nor the Guarantor shall without the prior written consent of the Agent permit any change in its beneficial ownership and control or its direct or indirect ownership from that advised to the Lender at the date of this Agreement provided that during the period commencing on the date of the Second Supplemental Agreement and ending on (a) in the case of the successful completion of an IPO, 31 December 2015 (inclusive) and (b) in any other case, at all times thereafter, the Members shall own at least 50 per cent. of the issued share capital (with a right to vote) of the Guarantor.”;

(k)	by deleting clause 13.1.8 thereof in its entirety;

(l)	by deleting clause 13.1.14 thereof in its entirety and replacing it with the following:

“13.1.14	Reduction of capital A Security Party (other than, following the successful completion of the IPO, the Guarantor Provided that no Event of Default has occurred and is continuing at such time or would result upon giving effect to a capital reduction by the Guarantor following the successful completion of the IPO) reduces its authorised or issued or subscribed capital.”;

(m)	by adding a new clause 13.1.26 thereof as follows:

“13.1.26	Delisting of Guarantor’s shares Following the successful completion of the IPO, the shares of the Guarantor cease to be listed on the NYSE without the prior consent of the Lenders.”;

(n)	the definition of, and references throughout the Loan Agreement to, each Finance Document shall be construed as if the same referred to that Finance Document as amended and supplemented by this Second Supplemental Agreement; and

by construing references throughout the Loan Agreement to “this Agreement”, “hereunder” and other like expressions as if the same referred to the Loan Agreement as amended and supplemented by this Second Supplemental Agreement.

5.2	Amendments to Finance Documents

With effect on and from (and subject to the occurrence of) the Effective Date each of the Finance Document (other than the Loan Agreement), shall be, and shall be deemed by this Second Supplemental Agreement to be, amended as follows:

(a)	the definition of, and references throughout each of the Finance Documents to, the Loan Agreement and any of the other Finance Documents shall be construed as if the same referred to the Loan Agreement and those Finance Documents as amended by this Second Supplemental Agreement; and

(b)	by construing references throughout each of the Finance Documents to “this Agreement”, “this Deed”, “hereunder” and other like expressions as if the same referred to such Finance Documents as amended and supplemented by this Second Supplemental Agreement.

5.3	The Finance Documents to remain in full force and effect

The Finance Documents shall remain in full force and effect, as amended by:

(a)	the amendments contained or referred to in Clauses 5.1 and 5.2; and

(b)	such further or consequential modifications as may be necessary to give full effect to the terms of this Second Supplemental Agreement.

6	FURTHER ASSURANCES

6.1	Borrower’s and each Security Party’s obligations to execute further documents etc.

The Borrower and each Security Party shall:

(a)	execute and deliver to the Agent (or as it may direct) any assignment, mortgage, power of attorney, proxy or other document, governed by the law of England or such other country as the Agent may, in any particular case, specify; and

(b)	effect any registration or notarisation, give any notice or take any other step,

which the Agent may, by notice to the Borrower or that Security Party specify for any of the purposes described in Clause 6.2 or for any similar or related purpose.

6.2	Purposes of further assurances

Those purposes are:

(a)	validly and effectively to create any Security Interest or right of any kind which the Agent intended should be created by or pursuant to the Loan Agreement or any other Finance Document, each as amended or supplemented by this Second Supplemental Agreement; and

(b)	implementing the terms and provisions of this Second Supplemental Agreement.

6.3	Terms of further assurances

The Agent may specify the terms of any document to be executed by the Borrower or, as the case may be, the Security Parties, under Clause 6.1, and those terms may include any covenants, powers and provisions which the Agent considers appropriate to protect its interests.

6.4	Obligation to comply with notice

The Borrower shall comply with a notice under Clause 6.1 by the date specified in the notice.

6.5	Limited liability company action

At the same time as the Borrower deliver to the Agent any document executed under Clause 6.1(a), the Borrower shall also deliver to the Agent a certificate signed by an officer of the Borrower which shall:

(a)	set out the text of a resolution of that Borrower’s applicable governing body specifically authorising the execution of the document specified by the Agent unless the execution of the relevant document is authorised by the existing resolutions and general power of attorney of that Borrower; and

(b)	state that either the resolution was duly passed by the member validly convened and held throughout and is valid under that Borrower’s articles of incorporation or other constitutional documents.

7	EXPENSES

7.1	Reimbursement of expenses

The Borrower shall reimburse to the Agent on demand all reasonable costs, fees and expenses (including, but not limited to, legal fees and expenses) and taxes thereon incurred by the Agent, any other Finance Party or K-Sure in connection with the negotiation, preparation and execution of this Second Supplemental Agreement and any other documents required thereunder.

8	NOTICES

8.1	General

The provisions of clause 18 (Notices) of the Loan Agreement, as amended by this Second Supplemental Agreement, shall apply to this Second Supplemental Agreement as if they were expressly incorporated in this Second Supplemental Agreement with any necessary modifications.

9	SUPPLEMENTAL

9.1	Counterparts

This Second Supplemental Agreement may be executed in any number of counterparts.

9.2	Third party rights

Other than a Finance Party, no person who is not a party to this Second Supplemental Agreement has any right under the Contracts (Rights of Third Parties) Act 1999 to enforce or to enjoy the benefit of any term of this Second Supplemental Agreement.

10	LAW AND JURISDICTION

10.1	Governing law

This Second Supplemental Agreement and any non-contractual obligations arising out of or in connection with it shall be governed by and construed in accordance with English law.

10.2	Incorporation of the Loan Agreement provisions

The provisions of clause 22 (Law and Jurisdiction) of the Loan Agreement, as amended by this Second Supplemental Agreement, shall apply to this Second Supplemental Agreement as if they were expressly incorporated in this Second Supplemental Agreement with any necessary modifications.

This Second Supplemental Agreement has been duly executed as a Deed on the date stated at the beginning of this Second Supplemental Agreement.

SCHEDULE 1

LENDERS

Lender	Lending Office
ABN AMRO Bank N.V.	93 Coolsingel 3012 AE Rotterdam The Netherlands Fax: +31 10401 5323

SCHEDULE 2

CONDITIONS PRECEDENT DOCUMENTS

The following are the documents referred to in Clause 3.2:

1	In relation to the Borrower, documents of the kind specified in paragraphs 1 of Schedule 1 Part I of the Loan Agreement as amended and supplemented by this Second Supplemental Agreement with appropriate modifications to refer to this Second Supplemental Agreement (as applicable).

2	In relation to the New Guarantor documents of the kind specified in paragraphs 1 of Schedule 1, Part I of the Loan Agreement as amended and supplemented by this Second Supplemental Agreement with appropriate modifications to refer to this Second Supplemental Agreement and the New Guarantee.

3	A duly executed original of this Second Supplemental Agreement and any documents required pursuant thereto.

4	An original of the New Guarantee duly executed by the New Guarantor.

5	A certified true copy of the amended and restated limited liability company agreement of each Directly Owned IPO Entity specifying the New Guarantor as the sole member/holder of the membership interests in such Directly Owned IPO Entity.

6	Such documents and other evidence in such form as is requested by the Agent in order for the Lenders to comply with all necessary “know your customer” or “client acceptance” or other similar identification procedures (including, but not limited to, specimen signatures of all the members or directors, as the case may be, and other officers of the New Guarantor) in relation to the transactions contemplated in the Finance Documents.

7	Documentary evidence that the agent for service of process named in clause 22.5 of the Loan Agreement has accepted its appointment in respect of this Second Supplemental Agreement and the New Guarantee.

8	Certified copies of all documents (with a certified translation if an original is not in English) evidencing any other necessary action, approvals or consents with respect to this Second Supplemental Agreement (including without limitation) all necessary governmental and other official approvals and consents in such pertinent jurisdictions as the Agent deems appropriate.

9	Favourable legal opinions from lawyers appointed by the Agent on such matters concerning the laws of Marshall Islands and such other relevant jurisdictions as the Agent may require, each in form and substance reasonably acceptable to the Lenders and K-Sure.

10	Any further opinions, consents, agreements and documents in connection with this Second Supplemental Agreement, the Finance Documents and this Second Supplemental Agreement which the Agent or K-Sure may request by notice to the Borrower prior to the Effective Date.

SCHEDULE 3

FORM OF EFFECTIVE DATE NOTICE

To :	IKAROS MARINE LLC

c/o 3-5 Menandrou Street

145 61 Kifisia

Athens, Greece

Fax: +30 210 8084224

Attn: Legal Department

[●] 2015

Dear Sirs

We refer to the second supplemental agreement (the “Second Supplemental Agreement”) dated 21 July 2015 made between (i) yourself as Borrower, (ii) the banks and financial institutions listed in Schedule 1 thereof as Lenders and (iii) ourselves, as Agent, Arranger, Swap Provider, Security Agent and K-Sure Agent.

Words and expressions defined in the Supplemental Agreement shall have the same meaning when used in this letter.

We write to confirm that the conditions precedent in Schedule 2 of the Second Supplemental Agreement have been fulfilled and that accordingly the Effective Date is [●] 2015.

Yours faithfully

for and on behalf of

ABN AMRO BANK N.V.

SCHEDULE 4

PART A

LIST OF DIRECTLY OWNED IPO ENTITIES

1	Pisti Shipping LLC;

2	Aris Marine LLC;

3	Aphrodite Marine LLC;

4	Athena Marine LLC;

5	Pericles Marine LLC;

6	Hephasteus Maine LLC;

7	Zeus One Marine LLC;

8	Leonidas Marine LLC;

9	Platon Marine LLC;

10	Socrates Marine LLC;

11	Kronos Marine LLC;

12	Rea Marine LLC;

13	Tasman Marine LLC;

14	Mercator Maine LLC;

15	Hudson Marine LLC

16	Odysseus Marine LLC;

17	Poseidon Fleet Holdings LLC;

18	Achilleas Marine LLC;

19	Hercules Marine LLC;

20	Marine Treasurer LLC;

21	Dimitra Marine LLC;

22	Artemis Marine LLC;

23	Hermes Marine LLC;

24	Apollon Marine LLC;

25	Hera Marine LLC;

26	Drake Marine LLC; and

27	Barentz Marine LLC.

PART B

LIST OF INDIRECTLY OWNED IPO ENTITIES

1	Alexander Marine LLC;

2	Hector Marine LLC; and

3	Ikaros Marine LLC.

SCHEDULE 5

DEED OF RELEASE

Dated [●] 2015

THE BANKS AND FINANCIAL INSTITUTIONS

listed in the Schedule

as Lenders

and

ABN AMRO BANK N.V.

as Agent, Mandated Lead Arranger, Swap Provider and Security Agent

and

IKAROS MARINE LLC

as Borrower

and

POSEIDON CONTAINERS HOLDINGS LLC

as Guarantor

DEED OF RELEASE

relating to

a facility of (originally) up to

US$52,703,000

INDEX

Clause		Page
1	Interpretation	2
2	Agreement of the Finance Parties	2
3	Conditions Precedent/Subsequent	3
4	Representations and Warranties	3
5	Amendment of Loan Agreement and Other Finance Documents	3
6	Further Assurances	7
7	Expenses	7
8	Notices	8
9	Supplemental	8
10	Law and Jurisdiction	8
Schedule 1 Lenders		9
Schedule 2 Conditions Precedent Documents		10
Schedule 3 Form of Effective Date notice		11
Schedule 4 Part A List of Directly Owned IPO Entities		12
Part B List of Indirectly Owned IPO Entities		14
Schedule 5 Deed of Release		15
Execution Page		23

THIS DEED is made on [●] 2015

BETWEEN

(1)	THE BANKS AND FINANCIAL INSTITUTIONS listed in Schedule 1, as Lenders;

(2)	ABN AMRO BANK N.V. acting through its office at 93 Coolsingel, 3012 AE, Rotterdam, The Netherlands, as Agent, Mandated Lead Arranger, Swap Provider, Security Agent and as K-Sure Agent; and

(3)	IKAROS MARINE LLC a limited liability company formed in the Marshall Islands whose registered office is at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands MH96960 (the “Borrower”).

BACKGROUND

(A)	By a loan agreement dated 25 April 2013 (as amended and supplemented by a supplemental agreement dated 24 April 2015, the “Loan Agreement”) and made between (i) the Borrower as borrower, (ii) the Lenders and (iv) ABN AMRO Bank N.V. as Agent, Swap Provider, Security Agent and K-Sure Agent, the Lenders have made available to the Borrower a loan facility in an amount of (originally) up to US$52,703,000.

(B)	By a master agreement (the “Master Agreement”) (on the 2002 ISDA Master Agreement) form together with the schedule attached thereto (as amended)) dated 25 April 2013 and made between (i) the Borrower and (ii) the Swap Provider, it was agreed that the Swap Provider would enter into Designated Transactions with the Borrower from time to time.

(C)	By a guarantee dated 25 April 2013 (the “Guarantee”) and made between (i) the Guarantor and (ii) the Security Trustee, the Existing Guarantor has guaranteed the obligations of the Borrower under the Loan Agreement and the Master Agreement.

(D)	This Deed sets out the terms and conditions on which the Finance Parties agree, at the request of the Borrower and the Finance Parties, to the release of the Guarantor from its obligations under the Guarantee.

IT IS AGREED as follows:

1	INTERPRETATION

1.1	Defined expressions

Words and expressions defined in the Loan Agreement shall have the same meanings when used in this Deed unless the context otherwise requires.

1.2	Definitions

In this Deed, unless the contrary intention appears:

“Continuing Finance Documents” means the Finance Documents other than the Guarantee;

1.3	Application of construction and interpretation provisions of Loan Agreement

Clauses 1.2 and 1.5 of the Loan Agreement apply, with any necessary modifications, to this Deed.

2	RELEASE OF OBLIGATIONS

2.1	Release of obligations

The Finance Parties with immediate effect, irrevocably release and discharge the Guarantor from its obligations under the Guarantee, including any covenants and undertakings relating to the Guarantee.

3	CONTINUING EFFECT

3.1	Finance Documents to remain in full force and effect

The Borrower and the Security Parties (other than the Guarantor) confirm and agree with the Finance Parties that the Continuing Finance Documents shall remain in full force and effect.

4	EXPENSES

4.1	Expenses

The provisions of clause 9 (fees) of the Loan Agreement shall apply to this Deed as if they were expressly incorporated in this Deed with any appropriate modifications.

5	SUPPLEMENTAL

5.1	Counterparts

This Deed may be executed in any number of counterparts.

5.2	Third party rights

A person who is not a party to this Deed has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce or to enjoy the benefit of any term of this Deed.

6	LAW AND JURISDICTION

6.1	Governing law

This Deed shall be governed by and construed in accordance with English law.

6.2	Incorporation of Loan Agreement provisions

The provisions of clause 22 (law and jurisdiction) of the Loan Agreement shall apply to this Deed as if they were expressly incorporated in this Agreement with any necessary modifications.

THIS DEED has been executed by or on behalf of the parties and has, on the date stated at the beginning of this Deed, been delivered as a Deed.

SCHEDULE 1

LENDER

Lender	Lending Office
ABN AMRO Bank N.V.	93 Coolsingel 3012 AE Rotterdam The Netherlands Fax: +31 10401 5323

EXECUTION PAGES

LENDERS

EXECUTED as a DEED	)
by ABN AMRO BANK N.V.	)
acting by its duly authorised	)
attorney-in-fact))
in the presence of:	)

AGENT

EXECUTED as a DEED	)
by ABN AMRO BANK N.V.	)
acting by its duly authorised	)
attorney-in-fact))
in the presence of:	)

MANDATED LEAD ARRANGER

EXECUTED as a DEED	)
by ABN AMRO BANK N.V.	)
acting by its duly authorised	)
attorney-in-fact))
in the presence of:	)

SECURITY AGENT

EXECUTED as a DEED	)
by ABN AMRO BANK N.V.	)
acting by its duly authorised	)
attorney-in-fact))
in the presence of:	)

SWAP PROVIDER

EXECUTED as a DEED	)
by ABN AMRO BANK N.V.	)
acting by its duly authorised	)
attorney-in-fact))
in the presence of:	)

K-SURE AGENT

EXECUTED as a DEED	)
by ABN AMRO BANK N.V.	)
acting by its duly authorised	)
attorney-in-fact))
in the presence of:	)

BORROWER
EXECUTED as a DEED	)
by IKAROS MARINE LLC	)
acting by its duly authorised	)
attorney-in-fact))
in the presence of:	)

GUARANTOR

EXECUTED as a DEED	)
by POSEIDON CONTAINERS HOLDINGS LLC	)
acting by its duly authorised	)
attorney-in-fact))
in the presence of:	)

COUNTERSIGNED this [●] day of [●] 2015 for and on behalf of the below companies each of which, by its execution hereof, confirms and acknowledges that it has read and understood the terms and conditions of this Deed Of Release, that it agrees in all respects to the same and that the Finance Documents to which it is a party shall remain in full force and effect and shall continue to stand as security for the obligations of the Borrowers under the Loan Agreement and the other Finance Documents.

MANAGERS

for and on behalf of
TECHNOMAR SHIPPING INC.

for and on behalf of
CONCHART COMMERCIAL INC.

SHAREHOLDER

for and on behalf of
ODYSSEUS MARINE LLC

EXECUTION PAGE

BORROWER

SIGNED, SEALED and DELIVERED	)
for and on behalf of	)
IKAROS MARINE LLC	)
By Aikaterini Emmanouil	)
as Attorney-in-Fact	)
pursuant to a Power of Attorney dated 8 July 2015)
in the presence of:	)	/s/ Aikaterini Emmanouil

/s/ Nadine Akleh
Nadine Akleh
Solicitor
Watson Farley & Williams
348 Syngrou Avenue
17674 Kallithea
Athens – Greece

LENDER

SIGNED by Vassiliki Georgopoulos	)
for and on behalf of	)
ABN AMRO BANK N.V.	)	/s/ Vassiliki Georgopoulos

/s/ Nadine Akleh
Nadine Akleh
Solicitor
Watson Farley & Williams
348 Syngrou Avenue
17674 Kallithea
Athens – Greece

AGENT

SIGNED by Vassiliki Georgopoulos	)
for and on behalf of	)
ABN AMRO BANK N.V.	)	/s/ Vassiliki Georgopoulos

/s/ Nadine Akleh
Nadine Akleh
Solicitor
Watson Farley & Williams
348 Syngrou Avenue
17674 Kallithea
Athens – Greece

MANDATED LEAD ARRANGER

SIGNED by Vassiliki Georgopoulos	)
for and on behalf of	)
ABN AMRO BANK N.V.	)	/s/ Vassiliki Georgopoulos

/s/ Nadine Akleh
Nadine Akleh

Solicitor
Watson Farley & Williams
348 Syngrou Avenue
17674 Kallithea
Athens – Greece

SECURITY AGENT

SIGNED by Vassiliki Georgopoulos	)
for and on behalf of	)
ABN AMRO BANK N.V.	)	/s/ Vassiliki Georgopoulos

/s/ Nadine Akleh
Nadine Akleh
Solicitor
Watson Farley & Williams
348 Syngrou Avenue
17674 Kallithea
Athens – Greece

SWAP PROVIDER

SIGNED by Vassiliki Georgopoulos	)
for and on behalf of	)
ABN AMRO BANK N.V.	)	/s/ Vassiliki Georgopoulos

/s/ Nadine Akleh
Nadine Akleh
Solicitor
Watson Farley & Williams
348 Syngrou Avenue
17674 Kallithea
Athens – Greece

K-SURE AGENT

SIGNED by Vassiliki Georgopoulos	)
for and on behalf of	)
ABN AMRO BANK N.V.	)	/s/ Vassiliki Georgopoulos

/s/ Nadine Akleh
Nadine Akleh
Solicitor
Watson Farley & Williams
348 Syngrou Avenue
17674 Kallithea
Athens – Greece

COUNTERSIGNED this 21st day of July 2015 for and on behalf of each Security Party (other than the Borrower) which, by its execution hereof, confirms and acknowledges that it has read and understood the terms and conditions of this Supplemental Agreement, that it agrees in all respects to the same and that the Finance Documents to which it is a party shall remain in full force and effect and shall continue to stand as security for the obligations of the Borrower under the Loan Agreement and the other Finance Documents (each as amended and supplemented by this Supplemental Agreement).

/s/ George Giouroukos
George Giouroukos for and on behalf of
POSEIDON CONTAINERS HOLDINGS LLC

/s/ Dimitrios Tsiaklaganos
Dimitrios Tsiaklaganos for and on behalf of
ODYSSEUS MARINE LLC

/s/ Theodoros Baltatzis
Theodoros Baltatzis for and on behalf of
TECHNOMAR SHIPPING INC.

/s/ Dimitrios Tsiaklaganos
Dimitrios Tsiaklaganos for and on behalf of
CONCHART COMMERCIAL INC.